Exhibit 99.1

NEWS RELEASE

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016

FINANCIAL AND OPERATIONAL RESULTS

●	Transitioned from full-cost to successful-efforts method of accounting to enhance the comparability of Apache’s financial results.

●	Placed on production several strong wells in key operating areas including the Permian Basin and North Sea.

●	Achieved further cost improvements, including a 17-percent year-over-year reduction in lease operating expenses (LOE), which averaged $7.38 per barrel of oil equivalent (Boe).

●	Successful-efforts-based financial results were:

●	Net loss of $244 million, or $0.65 per share,

●	Adjusted net loss of $99 million, or $0.26 per share, and

●	Net cash from operating activities of $744 million.

●	Results under the full-cost method would have been:

●	Net loss of $601 million, or $1.58 per share,

●	Adjusted earnings of $20 million, or $0.05 per share, and

●	Net cash from operating activities of $781 million.

●	See the Financial and Operational Supplement for an expanded comparison of Apache’s second-quarter results under the successful-efforts and full-cost methods.

HOUSTON, Aug. 4, 2016 – Apache Corporation (NYSE, Nasdaq: APA) today announced its financial and operational results for the second quarter of 2016. Effective for the quarter, Apache voluntarily changed its method of accounting for oil and gas exploration and development activities from full cost to successful efforts. Accordingly, financial information for prior periods has been recast to reflect the retrospective application of the successful-efforts method. The Quarterly Report on Form 10-Q for the period ended June 30, 2016, that will be filed by the company after close of business today, will reflect this accounting change.

Apache reported a loss of $244 million or $0.65 per diluted common share during the second quarter of 2016. These results include a number of items outside of core earnings that

2000 POST OAK BLVD / SUITE 100 / HOUSTON, TX 77056-4400 TEL (713) 296-6000

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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are typically excluded by the investment community in their published earnings estimates. When adjusted for these and certain additional items that impact the comparability of results, Apache’s second-quarter loss totaled $99 million, or $0.26 per share. Net cash provided by operating activities was $744 million, and adjusted earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) was $787 million. During the quarter, Apache’s cash position increased to $1.2 billion.

“Apache’s solid second-quarter results are a testament to both the significant progress we have made on our cost structure as well as the strength of our portfolio,” said John J. Christmann IV, Apache’s chief executive officer and president. “During the quarter, we continued our efforts to reduce costs and improve capital efficiency. Our LOE costs on a Boe basis were down 4 percent from the previous quarter and 17 percent year-over-year.

“Despite an 85-percent reduction in capital investment since 2014, our base production has proven to be very resilient. We sharply reduced activity in the first quarter of 2015 and have continued to reduce spending as oil prices have remained relatively weak. Nevertheless, our production volumes have held up well, and we are on track to deliver production in line with the increased guidance provided last quarter. Although our 2016 capital program is not intended to maximize near-term production, the efficiency and productivity gains we have achieved are clearly demonstrated in our results.”

Second-quarter operational summary

Apache reported total worldwide production of 535,000 Boe per day and pro forma production of 461,000 Boe per day, which excludes Egypt noncontrolling interest and tax barrels. In North America Onshore, production was 282,000 Boe per day while pro forma International and Offshore production was 179,000 Boe per day.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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Despite significant reductions in investment over the last 18 months, second-quarter North American Onshore production volumes only declined 16,000 Boe per day from the first quarter. More than 10,000 Boe per day of this decline came from lower-margin areas outside of the Permian Basin. International and Offshore production was relatively flat from first quarter to second quarter.

Highlights from Apache’s key operating areas include:

●	North America Onshore – Apache placed on production 20 gross-operated wells during the second quarter.

●	In the Delaware Basin, the company placed on production two gross-operated wells, including the Blue Jay 103H Third Bone Springs well, which achieved a 30-day average rate of nearly 3,200 Boe per day.

●	In the Midland Basin, Northwest Shelf and Central Basin Platform, the company placed on production 16 gross-operated wells. Apache generated strong production rates in the Midland Basin from the Connell 38B 2HM and Connell 38C 2HM Wolfcamp B wells, each of which achieved a 30-day average rate of approximately 1,300 Boe per day from one-mile laterals.

●	In the Woodford-SCOOP, the company placed on production two gross-operated wells, including the Truman 3-28H, which achieved a 30-day average rate of approximately 1,800 Boe per day from a 4,400 foot lateral.

●	North Sea – Production averaged 71,000 Boe per day. During the quarter, the company achieved a 100-percent drilling success rate and placed on production

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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three strong development wells in the Beryl area: the LP7, BCR and FNT. Each well achieved a 30-day average rate in excess of 6,000 Boe per day. During the quarter, the company also commenced drilling the Storr prospect in the Beryl area, which was highlighted in the November 2015 North Sea Investor Update Presentation.

●	Egypt – Gross production averaged 350,000 Boe per day, and net production, excluding minority interest and tax barrels, averaged 101,000 Boe per day. During the quarter, Apache drilled 15 gross wells with a 93-percent success rate.

2016 outlook and plan update

Apache has taken a conservative budgeting approach to 2016 with a planned oil price of $35 and an overriding financial goal to spend within cash flow. As oil prices have begun to show modest signs of improvement relative to the first quarter, Apache is slowly deploying incremental capital. The company recently added a rig in the Midland Basin, is maintaining operations on two platform rigs in the North Sea, and is accelerating strategic testing initiatives. Apache now expects to spend at the high end of its 2016 capital guidance range of $1.4 to $1.8 billion.

“Our conservative budgeting and rigorous allocation of capital over the last 18 months have resulted in tangible benefits to the company. We refrained from significant development drilling in a low commodity-price environment, and instead, turned our focus to capital efficiency improvements and strategic testing. As a result, we have made significant progress on our cost structure and are positioning Apache very well for the future,” concluded Christmann.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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Conference call

Apache will host a conference call to discuss its second-quarter 2016 results at 1 p.m. Central time, Thursday, Aug. 4. The conference call will be webcast from Apache’s website at www.apachecorp.com and investor.apachecorp.com, and the webcast replay will be archived there as well. The conference call will also be available for playback by telephone for one week beginning at approximately 4 p.m. Central time Aug. 4. To access the telephone playback, dial 855-859-2056 or 404-537-3406 for international calls. The conference access code is 13741868.

Sign up for email alerts to be reminded of the webcast at http://investor.apachecorp.com/alerts.cfm.

Additional information

Additional information follows, including reconciliations of adjusted earnings, adjusted EBITDAX and net debt (non-GAAP financial measures) to GAAP measures and information regarding pro forma production. Apache’s quarterly supplement is available at www.apachecorp.com/quarterlyresults.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt and the United Kingdom. Apache posts announcements, operational updates, investor information and all press releases on its website, www.apachecorp.com, and on its Media and Investor Center mobile application, which is available for free download from the Apple App Store and Google’s Play store. To sign up to receive email alerts regarding news and other website updates, please visit http://investor.apachecorp.com/alerts.cfm.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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Non-GAAP financial measures

Apache’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings, adjusted EBITDAX and net debt are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “guidance,” and similar references to future periods. These statements include, but are not limited to, statements about future plans, expectations and objectives for Apache’s operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2015 Form 10-K filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Cautionary note to investors

The United States Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. Apache may use certain terms in this earnings release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit Apache from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in Apache’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, available from Apache at www.apachecorp.com or by writing Apache at: 2000 Post Oak Blvd., Suite 100, Houston, TX 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

APACHE CORPORATION ANNOUNCES SECOND-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS

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Contacts

Investor:	(281) 302-2286 Gary Clark

Media:	(713) 296-7189 Castlen Kennedy

Website:	www.apachecorp.com

-end-

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015
REVENUES AND OTHER:
Oil revenues	$1,118	$1,618	$1,940	$2,911
Gas revenues	209	315	432	623
NGL revenues	59	58	101	116

Oil and gas production revenues	1,386	1,991	2,473	3,650
Other	(21)	28	(24)	22
Gain (loss) on divestiture	17	227	16	209

	1,382	2,246	2,465	3,881

COSTS AND EXPENSES:
Lease operating expenses	359	467	737	948
Gathering and transportation	52	49	104	105
Taxes other than income	65	55	76	128
Exploration expense	91	225	186	483
General and administrative	103	111	196	195
Depreciation, depletion and amortization
Oil and gas property and equipment	629	711	1,265	1,454
Other assets	40	83	82	166
Asset retirement obligation accretion	38	36	76	72
Impairments	173	512	173	2,424
Transaction, reorganization & separation costs	9	66	24	120
Financing costs, net	104	117	209	241

	1,663	2,432	3,128	6,336

INCOME (LOSS) BEFORE INCOME TAXES	(281)	(186)	(663)	(2,455)
Current income tax provision (benefit)	144	900	134	848
Deferred income tax provision (benefit)	(225)	(169)	(226)	(1,318)

INCOME (LOSS) FROM CONTINUING OPS INCLUDING NONCONTROLLING INTEREST	(200)	(917)	(571)	(1,985)
Income (Loss) from discontinued operations, net of tax	—	120	—	(118)

INCOME (LOSS) INCLUDING NONCONTROLLING INTEREST	(200)	(797)	(571)	(2,103)
Net income attributable to noncontrolling interest	44	63	45	91

INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(244)	$(860)	$(616)	$(2,194)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
Net income (loss) from continuing operations attributable to common shareholders	$(244)	$(980)	$(616)	$(2,076)
Net income (loss) from discontinued operations	—	120	—	(118)

Net income (loss) attributable to common shareholders	$(244)	$(860)	$(616)	$(2,194)

BASIC NET INCOME (LOSS) PER COMMON SHARE:
Basic net income (loss) from continuing operations per share	$(0.65)	$(2.60)	$(1.63)	$(5.50)
Basic net income (loss) from discontinued operations per share	—	0.32	—	(0.31)

Basic net income (loss) per share	$(0.65)	$(2.28)	$(1.63)	$(5.81)

DILUTED NET INCOME (LOSS) PER COMMON SHARE:
Diluted net income (loss) from continuing operations per share	$(0.65)	$(2.60)	$(1.63)	$(5.50)
Diluted net income (loss) from discontinued operations per share	—	0.32	—	(0.31)

Diluted net income (loss) per share	$(0.65)	$(2.28)	$(1.63)	$(5.81)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	379	378	379	377
Diluted	379	378	379	377
DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.25	$0.50	$0.50

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended			% Change		For the Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	2Q16 to 1Q16	2Q16 to 2Q15	June 30, 2016	June 30, 2015
OIL VOLUME - Barrels per day
Permian	86,430	93,278	97,814	-7%	-12%	89,854	96,146
MidContinent/Gulf Coast Region	15,959	18,415	24,431	-13%	-35%	17,187	25,357
Canada	12,917	14,463	15,791	-11%	-18%	13,690	16,330

N.A. Onshore	115,306	126,156	138,036	-9%	-16%	120,731	137,833
Gulf of Mexico	4,352	4,166	5,453	4%	-20%	4,259	5,668
Egypt (1)	106,223	98,259	103,865	8%	2%	102,241	99,494
North Sea	59,124	56,962	58,873	4%	0%	58,043	60,279

International & GOM (1)	169,699	159,387	168,191	6%	1%	164,543	165,441

Total (1)	285,005	285,543	306,227	0%	-7%	285,274	303,274

TOTAL LIQUIDS - Barrels per day
Permian	125,118	130,797	133,043	-4%	-6%	127,958	127,773
MidContinent/Gulf Coast Region	32,578	36,225	43,623	-10%	-25%	34,401	44,299
Canada	18,009	20,966	21,616	-14%	-17%	19,487	22,169

N.A. Onshore	175,705	187,988	198,282	-7%	-11%	181,846	194,241
Gulf of Mexico	4,677	4,537	5,976	3%	-22%	4,607	6,203
Egypt (1)	107,173	99,547	105,154	8%	2%	103,360	100,698
North Sea	60,687	58,371	59,699	4%	2%	59,529	61,135

International & GOM (1)	172,537	162,455	170,829	6%	1%	167,496	168,036

Total (1)	348,242	350,443	369,111	-1%	-6%	349,342	362,277

NATURAL GAS VOLUME - Mcf per day
Permian	242,019	241,461	234,379	0%	3%	241,740	225,722
MidContinent/Gulf Coast Region	148,841	154,972	192,219	-4%	-23%	151,906	195,030
Canada	246,830	266,438	282,971	-7%	-13%	256,635	285,251

N.A. Onshore	637,690	662,871	709,569	-4%	-10%	650,281	706,003
Gulf of Mexico	17,266	13,328	20,190	30%	-14%	15,297	20,581
Egypt (1)	408,013	397,598	478,170	3%	-15%	402,806	437,611
North Sea	60,318	70,795	56,367	-15%	7%	65,556	53,423

International & GOM (1)	485,597	481,721	554,727	1%	-12%	483,659	511,615

Total (1)	1,123,287	1,144,592	1,264,296	-2%	-11%	1,133,940	1,217,618

BOE per day
Permian	165,455	171,041	172,106	-3%	-4%	168,248	165,394
MidContinent/Gulf Coast Region	57,384	62,053	75,661	-8%	-24%	59,719	76,804
Canada	59,148	65,372	68,778	-10%	-14%	62,260	69,711

N.A. Onshore	281,987	298,466	316,545	-6%	-11%	290,227	311,909
Gulf of Mexico	7,554	6,759	9,340	12%	-19%	7,156	9,633
Egypt (1, 2)	175,175	165,813	184,848	6%	-5%	170,494	173,634
North Sea	70,740	70,170	69,094	1%	2%	70,455	70,038

International & GOM (1)	253,469	242,742	263,282	4%	-4%	248,105	253,305

Total (1)	535,456	541,208	579,827	-1%	-8%	538,332	565,214

Total excluding noncontrolling interests	477,110	486,019	518,342	-2%	-8%	481,564	507,402

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:
Oil (b/d)	35,357	32,676	34,580			34,017	33,144
Gas (Mcf/d)	136,029	132,503	158,848			134,266	145,598
NGL (b/d)	317	429	430			373	402
(2) Egypt Gross Production - BOE per day	349,689	353,000	349,398	-1%	0%	351,344	346,597
Discontinued Operations:
Oil (b/d)	—	—	9,849			—	15,346
Gas (Mcf/d)	—	—	149,336			—	189,789
NGL (b/d)	—	—	—			—	—
BOE/d	—	—	34,738			—	46,978

APACHE CORPORATION

PRO FORMA PRODUCTION INFORMATION

Pro forma production excludes certain items that management believes affect the comparability of operating results for the periods presented. Pro forma production excludes production attributable to 1) divested assets, 2) noncontrolling interest in Egypt, and 3) Egypt tax barrels. Management uses pro forma production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change		For the Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	2Q16 to 1Q16	2Q16 to 2Q15	June 30, 2016	June 30, 2015
OIL VOLUME - Barrels per day
Permian	86,430	93,278	97,814	-7%	-12%	89,854	96,146
MidContinent/Gulf Coast Region	15,959	18,415	24,452	-13%	-35%	17,187	25,354
Canada	12,987	14,406	15,776	-10%	-18%	13,696	16,294

N.A. Onshore	115,376	126,099	138,042	-9%	-16%	120,737	137,794

Gulf of Mexico	4,352	4,166	5,453	4%	-20%	4,259	5,668
Egypt	57,955	59,896	54,977	-3%	5%	58,925	54,769
North Sea	59,124	56,962	58,164	4%	2%	58,043	58,986

International & GOM	121,431	121,024	118,594	0%	2%	121,227	119,423

Total	236,807	247,123	256,636	-4%	-8%	241,964	257,217

TOTAL LIQUIDS - Barrels per day
Permian	125,118	130,797	133,043	-4%	-6%	127,958	127,773
MidContinent/Gulf Coast Region	32,578	36,225	43,531	-10%	-25%	34,401	44,250
Canada	18,133	20,891	21,575	-13%	-16%	19,511	22,120

N.A. Onshore	175,829	187,913	198,149	-6%	-11%	181,870	194,143

Gulf of Mexico	4,677	4,537	5,976	3%	-22%	4,607	6,203
Egypt	58,565	60,755	55,648	-4%	5%	59,659	55,411
North Sea	60,687	58,371	58,966	4%	3%	59,529	59,807

International & GOM	123,929	123,663	120,590	0%	3%	123,795	121,421

Total	299,758	311,576	318,739	-4%	-6%	305,665	315,564

NATURAL GAS VOLUME - Mcf per day
Permian	242,019	241,461	234,380	0%	3%	241,740	225,721
MidContinent/Gulf Coast Region	148,841	154,972	192,678	-4%	-23%	151,906	195,900
Canada	245,682	266,254	282,651	-8%	-13%	255,968	284,078

N.A. Onshore	636,542	662,687	709,709	-4%	-10%	649,614	705,699

Gulf of Mexico	17,266	13,328	20,190	30%	-14%	15,297	20,581
Egypt	251,983	255,684	233,797	-1%	8%	253,834	228,701
North Sea	60,318	70,795	55,489	-15%	9%	65,556	52,424

International & GOM	329,567	339,807	309,476	-3%	6%	334,687	301,706

Total	966,109	1,002,494	1,019,185	-4%	-5%	984,301	1,007,405

BOE per day
Permian	165,455	171,041	172,106	-3%	-4%	168,248	165,393
MidContinent/Gulf Coast Region	57,384	62,053	75,643	-8%	-24%	59,719	76,900
Canada	59,079	65,267	68,684	-9%	-14%	62,173	69,466

N.A. Onshore	281,918	298,361	316,433	-6%	-11%	290,140	311,759

Gulf of Mexico	7,554	6,759	9,340	12%	-19%	7,156	9,633
Egypt	100,562	103,369	94,615	-3%	6%	101,965	93,527
North Sea	70,740	70,170	68,214	1%	4%	70,455	68,544

International & GOM	178,856	180,298	172,169	-1%	4%	179,576	171,704

Total	460,774	478,659	488,602	-4%	-6%	469,716	483,463

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015
AVERAGE OIL PRICE PER BARREL
Permian	$41.82	$30.10	$53.77	$35.74	$49.21
MidContinent/Gulf Coast Region	42.17	28.65	53.86	34.93	49.56
Canada	39.39	29.40	52.22	34.11	45.81
N.A. Onshore	41.65	29.78	53.56	35.45	48.85
Gulf of Mexico	41.14	29.70	57.69	35.54	51.59
Egypt	45.42	33.04	60.83	39.47	56.56
North Sea	45.56	33.50	64.03	39.64	56.86
Total	43.14	31.62	58.06	37.37	53.03
AVERAGE NATURAL GAS PRICE PER MCF
Permian	$1.72	$1.77	$2.24	$1.74	$2.33
MidContinent/Gulf Coast Region	1.71	1.69	2.37	1.70	2.62
Canada	1.01	1.69	2.34	1.36	2.46
N.A. Onshore	1.43	1.69	2.31	1.56	2.45
Gulf of Mexico	2.04	2.09	2.61	2.06	2.77
Egypt	2.72	2.58	2.91	2.65	2.92
North Sea	3.95	4.24	7.35	4.11	7.37
Total	2.04	2.14	2.74	2.09	2.83
AVERAGE NGL PRICE PER BARREL
Permian	$10.00	$6.70	$10.28	$8.37	$10.87
MidContinent/Gulf Coast Region	9.32	6.37	9.67	7.80	9.83
Canada	8.54	5.58	4.41	6.88	7.74
N.A. Onshore	9.69	6.49	9.52	8.07	10.20
Gulf of Mexico	NM	8.88	14.72	4.69	14.24
Egypt	27.68	26.92	28.95	27.24	32.14
North Sea	22.25	18.13	30.94	20.29	27.75
Total	10.22	7.16	10.24	8.67	10.93
Discontinued Operations:
Oil price ($/Bbl)	$—	$—	$63.60	$—	$49.76
Gas price ($/Mcf)	—	—	3.88	—	4.07
NGL price ($/Bbl)	—	—	—	—	—

APACHE CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

(In millions)

SUMMARY EXPLORATION EXPENSE INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Unproved leasehold impairments	$66	$148	$108	$316
Dry hole expense	3	35	31	69
Geological and geophysical expense	4	17	9	47
Exploration overhead and other	18	25	38	51

	$91	$225	$186	$483

SUMMARY BALANCE SHEET INFORMATION

	June 30, 2016	December 31, 2015
Cash and Cash Equivalents	$1,201	$1,467
Other Current Assets	2,091	2,285
Property and Equipment, net	20,143	20,838
Other Assets	911	910

Total Assets	$24,346	$25,500

Current Liabilities	$1,570	$1,841
Long-Term Debt	8,719	8,716
Deferred Credits and Other Noncurrent Liabilities	5,361	5,453
Apache Shareholders’ Equity	7,142	7,888
Noncontrolling interest	1,554	1,602

Total Liabilities and Shareholders’ Equity	$24,346	$25,500

Common shares outstanding at end of period	379	378

SUMMARY OF COSTS INCURRED AND GTP CAPITAL INVESTMENTS

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Costs Incurred in Oil and Gas Property:
Acquisitions
Proved	$41	$—	$41	$—
Unproved	90	36	108	128
Exploration and Development	423	969	900	2,333

	554	1,005	1,049	2,461
GTP Capital Investments:
GTP Facilities	—	36	—	260

Total Costs Incurred and GTP Capital Investments	$554	$1,041	$1,049	$2,721

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

RECONCILIATION OF INCOME (LOSS) BEFORE TAXES TO ADJUSTED EBITDAX

Adjusted EBITDAX is a non-GAAP financial measure. EBITDAX is a widely accepted financial indicator of a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. Adjusted EBITDAX generally excludes certain items that management believes affect the comparability of operating results or are not related to Apache’s ongoing operations. Management uses adjusted EBITDAX to evaluate the company’s operational trends and performance relative to other oil and gas companies.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015
Income (loss) before income taxes (GAAP)	$(281)	$(186)	$(663)	$(2,455)
Adjustments:
Depreciation, depletion and amortization
Oil and gas property and equipment	629	711	1,265	1,454
Other assets	40	83	82	166
Exploration expense	91	225	186	483
Asset retirement obligation accretion	38	36	76	72
Impairments	173	512	173	2,424
(Gain)/loss on divestitures, net	(17)	(227)	(16)	(209)
Transaction, reorganization & separation costs	9	66	24	120
Financing costs, net	104	117	209	241
Contract termination charges	1	—	3	43

Adjusted EBITDAX (Non-GAAP)	$787	$1,337	$1,339	$2,339

RECONCILIATION OF DEBT TO NET DEBT

Net debt is a non-GAAP financial measure. Management uses net debt as a measure of the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand.

	June 30,	March 31,	December 31,	September 30,
	2016	2016	2015	2015
Current debt	$1	$1	$1	$—
Long-term debt	8,719	8,718	8,716	8,715

Total debt	8,720	8,719	8,717	8,715
Cash	1,201	1,004	1,467	1,655

Net debt	$7,519	$7,715	$7,250	$7,060

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

RECONCILIATION OF INCOME ATTRIBUTABLE TO COMMON STOCK TO ADJUSTED EARNINGS UNDER SUCCESSFUL EFFORTS

Adjusted earnings and adjusted earnings per share are non-GAAP financial measures. Adjusted earnings generally exclude certain items that management believes affect the comparability of operating results or are not related to Apache’s ongoing operations. Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas companies. Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015
Income (Loss) Attributable to Common Stock (GAAP) - Successful Efforts	$(244)	$(860)	$(616)	$(2,194)
Adjustments: *
Asset impairments, net of tax	139	486	168	1,816
Valuation allowance and other tax adjustments	13	774	30	386
Transaction, reorganization & separation costs, net of tax	5	43	15	78
Contract termination charges, net of tax	1	—	2	28
Discontinued operations, net of tax	—	(120)	—	118
Divested assets, net of tax	(13)	(145)	(12)	(133)

Adjusted Earnings (Non-GAAP)	$(99)	$178	$(413)	$99

Net Income (Loss) per Common Share - Diluted (GAAP)	$(0.65)	$(2.28)	$(1.63)	$(5.81)
Adjustments: *
Asset impairments, net of tax	0.37	1.28	0.44	4.81
Valuation allowance and other tax adjustments	0.04	2.05	0.08	1.01
Transaction, reorganization & separation costs, net of tax	0.01	0.11	0.04	0.21
Contract termination charges, net of tax	—	—	0.01	0.07
Discontinued operations, net of tax	—	(0.31)	—	0.32
Divested assets, net of tax	(0.03)	(0.38)	(0.03)	(0.35)

Adjusted Earnings Per Share - Diluted (Non-GAAP)	$(0.26)	$0.47	$(1.09)	$0.26

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

RECONCILIATION OF INCOME ATTRIBUTABLE TO COMMON STOCK TO ADJUSTED EARNINGS UNDER FULL COST ACCOUNTING

Adjusted earnings and adjusted earnings per share are non-GAAP financial measures. Adjusted earnings generally exclude certain items that management believes affect the comparability of operating results or are not related to Apache’s ongoing operations. Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas companies. Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015
Income (Loss) Attributable to Common Stock (GAAP) - Full Cost	$(601)	$(5,600)	$(1,090)	$(10,251)
Adjustments: *
Asset impairments, net of tax	522	3,734	793	8,438
Valuation allowance and other tax adjustments	97	1,173	152	758
Transaction, reorganization & separation costs, net of tax	5	43	15	78
Contract termination charges, net of tax	1	—	2	28
Discontinued operations, net of tax	—	732	—	864
Divested assets, net of tax	(4)	—	(4)	—

Adjusted Earnings (Non-GAAP)	$20	$82	$(132)	$(85)

Net Income (Loss) per Common Share - Diluted (GAAP)	$(1.58)	$(14.83)	$(2.88)	$(27.17)
Adjustments: *
Asset impairments, net of tax	1.38	9.87	2.09	22.37
Valuation allowance and other tax adjustments	0.25	3.12	0.41	2.00
Transaction, reorganization & separation costs, net of tax	0.01	0.12	0.04	0.21
Contract termination charges, net of tax	—	—	—	0.07
Discontinued operations, net of tax	—	1.94	—	2.29
Divested assets, net of tax	(0.01)	—	(0.01)	—

Adjusted Earnings Per Share - Diluted (Non-GAAP)	$0.05	$0.22	$(0.35)	$(0.23)

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.